Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K/A of S&W Seed Company (the "Company") for the fiscal year ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Vanessa Baughman, Chief Financial Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 27, 2023

/s/ Vanessa Baughman
Vanessa Baughman
Chief Financial Officer (Principal Financial and Accounting Officer)